UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2014 (March 21, 2014)

EOG RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9743	47-0684736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-651-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 1.01              Entry Into a Material Definitive Agreement.

On March 21, 2014, EOG Resources, Inc. (EOG) closed its sale of $500 million aggregate principal amount of its 2.45% Senior Notes due 2020 (Notes).  The Notes were issued under an indenture, dated as of May 18, 2009 (Indenture), by and between EOG, as issuer, and Wells Fargo Bank, NA, as trustee, and an officers’ certificate, dated March 21, 2014, pursuant to the Indenture setting forth the specific terms of the Notes.

The offer and sale of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-185655) filed with the United States Securities and Exchange Commission on December 21, 2012.

The Indenture, the officers’ certificate and the form of global note for the Notes are filed as Exhibits 4.1, 4.2 and 4.3 hereto, respectively, and are incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)                                 Exhibits

4.1

Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 2.45% Senior Notes due 2020, dated March 21, 2014.

*4.3	Form of Global Note with respect to the 2.45% Senior Notes due 2020 of EOG.

* Exhibit filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: March 25, 2014	By:	/s/ Timothy K. Driggers
Timothy K. Driggers
Vice President and Chief Financial Officer
(Principal Financial Officer and Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture, dated as of May 18, 2009, by and between EOG and Wells Fargo Bank, NA, as Trustee (incorporated by reference to Exhibit 4.9 to EOG’s Registration Statement on Form S-3, Registration No. 333-159301, filed May 18, 2009).

*4.2	Officers’ Certificate Establishing 2.45% Senior Notes due 2020, dated March 21, 2014.

*4.3	Form of Global Note with respect to the 2.45% Senior Notes due 2020 of EOG.

* Exhibit filed herewith